UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                      February 13, 2006 (February 9, 2006)


                          Hughes Communications, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 000-51784                 13-3871202
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
  of Incorporation)                                      Identification Number)

               11717 Exploration Lane, Germantown, Maryland 20876
          (Address of principal executive offices, including zip code)

                                 (301) 428-5500
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01.  Other Events.

         On February 13, 2006, SkyTerra Communications, Inc. issued a press release in connection with its announcement of the payment date for its previously announced special dividend of the common stock of Hughes Communications, Inc., its wholly-owned subsidiary and the declaration by the board of directors of Hughes of its previously announced special dividend of rights to purchase Hughes common stock. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

         The exhibits to this Current Report on Form 8-K are listed on the
Exhibit Index on page 4 hereof, which is incorporated by reference in this Item 9.01(d).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: February 13, 2006                 By:  /s/ DEAN A. MANSON
                                             --------------------------------
                                             Name:    Dean A. Manson
                                             Title:   Vice President, General
                                                      Counsel and Secretary

                                 EXHIBIT INDEX

Number      Description
------      -----------

99.1        Press Release of SkyTerra Communications, Inc., dated February 13,
            2006.